                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 15, 2002, included in Form 10-KSB for eNucleus, Inc. for the years ended December 31, 2000 and 1999.

Bujan & Associates, Ltd.
Chicago, Illinois

March 15, 2002